Exhibit 10.1

ACCURAY INCORPORATED

Dedication Capital, LLC

10250 Constellation Boulevard

Suite 2600

Los Angeles, CA 90067

Attn: Steven F. Mayer

October 18, 2025

Re:	Consulting and Transformation Board Sponsor for Accuray Incorporated

Dear Mr. Mayer:

We are pleased to confirm that Accuray Incorporated, a Delaware corporation (the “Company”), would like to engage Dedication Capital, LLC (“Dedication Capital”) as a consultant and in that capacity to appoint Dedication Capital’s chief executive officer, Steven F. Mayer (“you” or “Mayer”) as the Company’s Transformation Board Sponsor. This binding letter agreement is intended to provide further information regarding your service as Transformation Board Sponsor, the compensation therefor, and certain other terms and conditions thereof.

1. Appointment and Services. Upon Dedication Capital’s and your acceptance of the terms set forth in this letter agreement (including the Schedules hereto, this “Agreement”), you will be deemed appointed as Transformation Board Sponsor. You will serve in such role during the Term or until the earlier termination of Dedication Capital’s consulting services in accordance with the terms hereof. During the Term, your authority, reporting and services shall be as set forth on Schedule 1 hereto. Nothing herein shall prohibit Dedication Capital or you from continuing to serve on other boards of directors, advise or consult with other entities, and engage in other charitable, educational, and business activities, so long as Dedication Capital and you comply in all material respects with the confidentiality obligations set forth herein and such other activities do not materially interfere with or materially conflict with your services as Transformation Board Sponsor, it being understood and agreed that the position of Transformation Board Sponsor is not intended or expected to occupy your full business time or attention. Without limitation of the generality of the foregoing, the Company expressly agrees that Dedication Capital and you are permitted to perform the permitted outside activities set forth on Schedule 1 hereto.

2. Term, Time, Location and Compensation. Dedication Capital’s consultancy and your services as the Company’s Transformation Board Sponsor will start on October 20, 2025 (the “Start Date”) and end on October 19, 2026 (such date, the “End Date”, and such period, the “Term”). During the Term, your time to be devoted to such role and Dedication Capital’s compensation for its consultancy and your service as Transformation Board Sponsor shall be as set forth on Schedule 2 hereto. Your services as Transformation Board Sponsor shall be performed at the offices of the Company in Madison, Wisconsin, at other Company or Company-related facilities, and remotely (including without limitation from your office in Los Angeles, California), in such proportions and at such times as you conclude in your reasonable judgment is necessary to discharge your and Dedication Capital’s obligations hereunder, subject at all times to governmental, health, and other restrictions on travel.

3. Reimbursement of Expenses. Dedication Capital and you will be reimbursed by the Company for its and your ordinary, reasonable out-of-pocket business expenses incurred in connection with the performance of your or Dedication Capital’s services hereunder, including without limitation for all costs and expenses of travel reasonably related to the performance of your or Dedication Capital’s services herein. Notwithstanding the Company’s generally applicable expense policies (including for travel expenses), you and Dedication Capital shall be entitled to reimbursement for first class (or, if first class is not available, business class) air travel and reasonable luxury ground transportation and hotel accommodations. You shall have the option, at your sole discretion, of electing to fly on private rather than commercial aircraft, in which case you or Dedication Capital shall be responsible for the costs and expenses of doing so but the Company shall reimburse Dedication Capital for the cost of a first class refundable ticket purchased for the same route and date of travel on American, United, or Delta airlines (or comparable airlines in the case of international travel). All such out-of-pocket expenses shall be reimbursed within twenty (20) business days after the Company’s receipt of evidence of payment.

4. Confidentiality.

a. In connection with Dedication Capital’s consultancy and your service as Transformation Board Sponsor, Dedication Capital or you have received, or will receive, confidential and/or proprietary information concerning the Company, its affiliates and its or their business, including information regarding strategies, operations, customers, channel partners, suppliers, and financial information (collectively, the “Confidential Information”). The term “Confidential Information” shall include, without limitation, any records, documents or other materials or correspondence prepared by, accessed by or provided to Dedication Capital or you that contains or reflects any Confidential Information but shall not include any information that (i) is or becomes generally available to the public (other than as a result of disclosure by Dedication Capital or you in breach of this Agreement), (ii) was available to Dedication Capital or you on a non-confidential basis prior to its disclosure by the Company, (iii) is independently developed by Dedication Capital or you without use of Confidential Information or (iv) becomes available to Dedication Capital or you on a non-confidential basis from a person other than the Company or its representatives (or any business combination target or its representatives) who is not, to your knowledge, bound by a duty of confidentiality with respect to such information.

b. Dedication Capital and you agree to (i) use any Confidential Information solely in connection with its and your services to the Company, (ii) keep the Confidential Information confidential, and not disclose any Confidential Information (or portions thereof) to any person without the prior written consent of the Company, except as permitted pursuant to this Section 4 and (iii) not, without the prior written consent of the Company, disclose to any person that any Confidential Information has been or will be provided to Dedication Capital or you. Notwithstanding the foregoing, Dedication Capital and you may disclose Confidential Information or the fact that Confidential Information has been or will be provided to it or you to the extent such disclosure is: (A) in response to any subpoena, legal process (including without limitation any discovery order or proceeding), or order of a court, regulator or any governmental body or political subdivision thereof (and in such circumstances Dedication Capital and you shall, unless prohibited from so doing by subpoena, order or law or practicality, x) give notice to the Company of the receipt of such order, y) provide the Company with (at the Company’s request and expense) concurrent copies of all materials so disclosed, and z) cooperate in all reasonable respects (and at the Company’s expense) with the Company in the Company’s seeking to obtain a protective order either precluding such disclosure or requiring that the Confidential Information so disclosed be maintained as confidential or used only for the purposes for which the order was issued), (B) otherwise required by regulation or law, (C) to the Company or its officers, directors, employees, affiliates, consultants, or advisors (collectively, “Representatives”), (D) necessary or useful in the discharge of Dedication Capital’s or your services hereunder, and (E) to financial, tax, legal, and accounting advisors to Dedication Capital or you to the extent such disclosure is reasonably necessary for such advisors to advise Dedication Capital or you, as the case may be. For purposes of this Agreement, the term “person” shall include any corporation, limited liability company, partnership, association, other company or business, trust, estate, or governmental body, and any individual, including the media and any representatives thereof.

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c. Dedication Capital, you and the Company agree that money damages would not be a sufficient remedy for any breach of this Section 4 and that the Company shall be entitled to equitable relief, including temporary and/or permanent injunction (without a requirement to post bond if permitted by the court in which such action is brought) and specific performance, from any court of competent jurisdiction in the event of any breach of this Section 4, in addition to all other remedies available at law or in equity.

d. Upon termination of the Term, at the Company’s request, and subject to your ongoing service on the Company’s Board of Directors, you and Dedication Capital shall make available for the Company to obtain during business hours at its sole cost and expense all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) which constitute Confidential Information or Work Product which you or it may then possess or have under your or its control. “Work Product” means all writings, technology, inventions, discoveries, processes, techniques, methods, ideas, concepts, research, proposals, and materials, and all other work product of any nature whatsoever, that are created, prepared, produced, authored, edited, modified, conceived, or reduced to practice in the course of performing the services under this Agreement or other work performed in connection with this Agreement.

e. You and Dedication Capital agree that during the Term and thereafter you and it will not make any false, misleading or disparaging statements about the Company or any of its affiliates or any of their respective products, services, management, employees or customers; provided, however, that the foregoing shall not prohibit you or Dedication Capital from making disparaging statements to the Company or any of its Representatives in the course of, and in furtherance of, providing the services contemplated by this Agreement. The Company agrees that during the Term and thereafter that the Company’s Board of Directors will not, and Company will instruct its officers and members of its Board of Directors not to, make any false, misleading or disparaging statements about Dedication Capital or you or any of your or its Representatives or any of its direct or indirect equity holders or any of your or their respective services. The Company will not authorize any public statement that would otherwise violate the prior sentence if made by the Company’s Board of Directors.

f. You and Dedication Capital are hereby notified in accordance with the Defend Trade Secrets Act that you and Dedication Capital will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (1) is made (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (2) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. You and Dedication Capital are further notified that if you or Dedication Capital file a lawsuit for retaliation by the Company for reporting a suspected violation of law, you or Dedication Capital may disclose the Company’s trade secrets to your or Dedication Capital’s respective attorney and use the trade secret information in the court proceeding if you or Dedication Capital: (1) files any document containing the trade secret under seal; and (2) does not disclose the trade secret, except pursuant to court order.

5. Nature of Relationship. Dedication Capital will be an independent contractor of the Company. Neither you nor Dedication Capital will be an employee, agent or joint venturer of the Company. Except to the extent expressly provided herein, neither you nor Dedication Capital shall be entitled to any compensation or benefits offered by the Company to its employees, including, without limitation, any medical, dental, life insurance, short-term or long-term disability, 401(k), vacation, retirement, fringe or severance benefits and you expressly disclaim any such compensation and benefits. You and Dedication Capital shall be solely responsible for any tax consequences applicable by reason of this Agreement and the relationship established hereunder, and the Company shall not be responsible for the payment of and shall not withhold from any compensation due hereunder any federal, state or local taxes or contributions imposed under any employment insurance, social security, income tax or other tax law or regulation with respect to your and Dedication Capital’s performance of services hereunder.

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6. Acknowledgements.

a. In consideration for the mutual promises set forth herein, but subject to the termination and other provisions set forth on Schedule 2 hereto, the Company, you and Dedication Capital hereby acknowledge and agree that:

i. the Company has the right to terminate the Term (with or without cause) in its sole and absolute discretion on the terms and with the effects set forth herein; and

ii. Dedication Capital and you each have the right to terminate the Term (with or without cause) in your and its sole and absolute discretion on the terms and with the effects set forth herein.

b. You and Dedication Capital further acknowledge and agree that the Confidential Information that you or Dedication Capital receive may contain material nonpublic information concerning the Company, and that the United States securities laws prohibit any person who has material nonpublic information from purchasing or selling securities of a company on the basis of such information or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities on the basis of such information.

c. Subject to your compliance at all times with the provisions of this Agreement, including Section 4, the Company hereby acknowledges and agrees that, during the Term, Dedication Capital or you may provide services and advice, including without limitation services and advice of the type contemplated by this Agreement, to others, and that Dedication Capital’s and your present, continuing and future advisory, executive, board, and/or ownership roles, interests, services and obligations (whether legal or fiduciary) with respect to third parties may conflict with Dedication Capital’s and your roles, interests, services and obligations with respect to the Company, so long as they do not materially conflict or interfere with your services as Transformation Board Sponsor.

d. Each party hereto represents and warrants to the other parties hereto that: (i) such party has all requisite power and authority to execute, deliver and perform its respective obligations under this Agreement; (ii) the execution and delivery of this Agreement, the performance of such party’s obligations hereunder and the consummation by such party of the transactions contemplated hereby have been duly authorized by all requisite action in accordance with applicable law, and no other proceeding on the part of such party is necessary; (iii) such party is not a party to any agreement or understanding which would prevent the fulfillment by it or him of the terms of this Agreement, including any employment agreement, non-compete agreement, non-solicit agreement or confidentiality agreement; (iv) this Agreement has been duly executed and delivered by such party, constitutes the legal, valid and binding obligation of such party, and is enforceable against such party in accordance with its terms; and (v) the execution, delivery and performance of this Agreement by such party does not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, by-law, order, judgment or decree to which such party is a party or by which it or she is bound.

7. Taxes. You and Dedication Capital shall be solely responsible for the payment and withholding of all income, employment and other taxes attributable to you or Dedication Capital under this Agreement, and you and Dedication Capital or your or its affiliates shall timely remit all taxes to the Internal Revenue Service and any other required governmental agencies.

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8. Section 409A. The intent of the parties is that payments and benefits under this Agreement comply with or be exempt from Internal Revenue Code Section 409A and the regulations and guidance promulgated thereunder (collectively “Code Section 409A”) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith, including to the extent any payments hereunder qualify as separation pay or short-term deferral under Treas. Regs. Section 1.409A- 1(b). With regard to any provision herein that provides for reimbursement of costs and expenses or in-kind benefits, except as permitted by Code Section 409A and notwithstanding any terms to the contrary herein, (i) the right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, (ii) the amount of expenses eligible for reimbursement, or in-kind benefits, provided during any taxable year shall not affect the expenses eligible for reimbursement, or in-kind benefits, to be provided in any other taxable year, (iii) such payments shall be made on or before the last day of the taxable year following the taxable year in which the expense occurred, and (iv) any such reimbursements or in-kind benefits will not extend beyond 10 years following your lifetime. For purposes of Code Section 409A, Dedication Capital’s right to receive any installment payments pursuant to this Agreement shall be treated as a right to receive a series of separate and distinct payments.

9. Compliance. You and Dedication Capital will comply with all applicable laws, and will comply in all material respects with any generally applicable Company policies and instructions which the Company reasonably informs you from time to time are applicable to Dedication Capital or you. In addition, you will be expected to provide, for example, periodic certifications affirming that you and Dedication Capital have not traded on material non-public information regarding any Company securities.

10. Indemnification. The Company shall indemnify, defend, and hold harmless Dedication Capital, its officers, managers, and direct and indirect equityholders, and you, and its and your respective affiliates, heirs, and successors (together, the “Indemnified Parties”, to the same extent and on the same terms and conditions as provided in the Accuray Incorporation Indemnification Agreement between you and the Company, dated June 6, 2025 (the “Indemnification Agreement”), with respect to all services provided by Dedication Capital or you under this Agreement, and all claims and proceedings related to or arising out of such services or this Agreement, in each case as if each of the Indemnified Parties were a party to such Indemnification Agreement and were the “Indemnitee” named therein with respect to this Agreement and the services provided hereunder. The Indemnification Agreement shall be incorporated herein by reference and considered a part of this Agreement. You shall remain entitled to your rights under the Indemnification Agreement and the Company’s director and officer insurance coverage with respect to services hereunder and separately as a director of the Company’s Board of Directors.

11. Matters Relating to Equity Awards. The Company shall promptly, but in any event prior to the respective times of vesting, register the Initial Restricted Shares (as defined on Schedule 2 hereto) and all shares of common stock issuable with respect to the PSAs (as so defined) on an appropriate registration statement or statements filed with the Securities and Exchange Commission and under all applicable state securities and “blue sky” laws, shall use its reasonable best efforts to keep such registration statements effective at all times after vesting, and shall use its reasonable best efforts to provide that the Initial Restricted Shares and such other shares are otherwise freely tradeable without restriction on the primary exchange or marketplace on which the Company’s shares of common stock are then traded or quoted. For purposes of this Agreement, the term “vest” (and correlatively the term “vesting”) with respect to shares of common stock or PSAs issued or granted to, or held by, a person shall mean that such person shall thereafter own full and unrestricted title to such shares or PSAs, free of any restriction, limitation, lien, or encumbrance (other than those created solely by such person), with full right, power and authority to make investment decisions with respect to such shares or PSAs and to transfer or dispose of such shares or PSAs in such person’s sole discretion.

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12. Termination. The Term may be terminated by either party hereto with 30 days’ prior written notice to the other party subject to the termination payments and other provisions set forth on Schedule 2 hereto. In the event of termination of the Term, no party shall have any further liabilities or obligations hereunder, except that (i) all liabilities, obligations, rights and remedies arising or accrued prior to such termination shall survive, and (ii) Section 3 through Section 18 and Schedule 2 hereto shall survive any termination hereof. The termination of the Term for any reason (or no reason) will be a termination of this Agreement (subject to the terms that survive), Dedication Capital’s consultancy and your service as Transformation Board Sponsor and for the same reason as the termination of the Term, in all cases with the effects contemplated by Schedule 2 hereto. A termination of the Term and this Agreement will not result in your termination as a member of the Company’s Board of Directors. In the event that you are removed as a member of the Company’s Board of Directors during the Term, such removal shall be deemed a concurrent termination by the Company of the Term of this Agreement (subject to the terms that survive), of Dedication Capital’s consultancy and of your service as Transformation Board Sponsor, in all cases with the effects contemplated by Schedule 2 hereto.

13. Entire Agreement. Subject to this Section 13, this Agreement constitutes the complete and exclusive statement of our understanding with respect to Dedication Capital’s service as a consultant and your service as Transformation Board Sponsor and supersedes any and all other agreements, understandings, representations and acknowledgements, whether oral or written, with respect to the subject matter hereof. This Agreement shall be binding on each of the parties hereto and, in the case of Dedication Capital and the Company, their respective successors and assigns, and may not be amended or otherwise modified except by a written instrument executed by each of the parties hereto. The Company shall not have the right to assign this Agreement. Neither you nor Dedication Capital may assign or transfer this Agreement or any rights or obligations hereunder, whether by operation of law, merger, acquisition, or otherwise; provided, however, that Dedication Capital may assign or transfer this Agreement and any rights (including without limitation rights to compensation) and obligations hereunder to you or to any other person directly or indirectly controlled by you. Notwithstanding anything to the contrary, this Agreement and services hereunder shall not amend or modify or interfere with your services as a member of the Company’s Board of Directors, and all agreements, plans, equity awards, and benefits to which you are a party or entitled as a member of the Company’s Board of Directors shall remain in full force and effect.

14. Counterparts. This Agreement may be executed in counterparts, including by electronic signature or delivery of an executed counterpart in electronic (e.g., PDF) format, each of which shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

15. Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, shall be governed by, and enforced in accordance with, the internal laws of the State of Delaware.

16. Jurisdiction of Courts. Any claim or cause of action in any legal proceeding initiated over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby that is expressly permitted by Section 4(c) of this Agreement to be brought in court shall be initiated in any federal or state court located in New York, New York, and the parties further agree that venue for all such matters shall lie exclusively in those courts.

17. Arbitration. Except as set forth in Section 16 above, any dispute, controversy, or claim arising out of or related to this Agreement or any breach or termination of the Term, including but not limited to the services you or Dedication Capital provide to the Company, and any alleged violation of any federal, state, or local statute, regulation, common law, or public policy, whether sounding in contract, tort, or statute, shall be submitted to and decided by binding arbitration. Arbitration shall be administered by the

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American Arbitration Association and held in Chicago, Illinois before a single arbitrator, in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Any arbitral award determination shall be final and binding upon the parties. Judgment on the arbitrator’s award may be entered in any court of competent jurisdiction. Arbitration shall proceed only on an individual basis. The parties waive all rights to have their disputes heard or decided by a jury or in a court trial and the right to pursue any class or collective claims against each other in court, arbitration, or any other proceeding. Each party shall only submit their own individual claims against the other and will not seek to represent the interests of any other person. The arbitrator shall have no jurisdiction or authority to compel any class or collective claim, or to consolidate different arbitration proceedings with or join any other party to an arbitration involving the parties.

18. Notices. All notices required or permitted by this Agreement to be given to any party shall be in writing and shall be delivered personally, or sent by certified mail, return receipt requested, or by Federal Express or similar overnight service, prepaid recorded delivery, addressed as follows and shall be deemed to have been duly given when so delivered personally or, if mailed or sent by overnight courier, upon delivery; provided that a refusal by a party to accept delivery shall be deemed to constitute receipt:

To the Company:

Accuray Incorporated

1240 Deming Way

Madison, Wisconsin 53717

Attn: Board of Directors c/o Corporate Secretary

To You or Dedication Capital:

10250 Constellation Boulevard

Suite 2600

Los Angeles, CA 90067

Attn: Steven Mayer

E-mail: smayer@dedicationcapitalllc.com

With a copy (necessary to constitute notice) to:

Shiels PLLC

One Penn Plaza

250 West 34th Street

Suite 3406

New York, NY 10119

Attn: Matthew Shiels

E-mail: mshiels@shielspllc.com

[Signature Page Follows]

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Sincerely,

ACCURAY INCORPORATED

By:	/s/ Joseph E. Whitters
Name:	Joseph E. Whitters
Title:	Chairperson of the Board of Directors

Acknowledged and Accepted: DEDICATION CAPITAL, LLC (“Dedication Capital”)

By:	/s/ Steven F. Mayer
Name:	Steven F. Mayer
Its:	Chief Executive Officer

STEVEN F. MAYER (“you” or “Mayer”)

/s/ Steven F. Mayer
Steven F. Mayer

Dated as of: October 18, 2025

Schedule 1

Services and Permitted Activities

Your services as Transformation Board Sponsor will be as follows:

•	Services.

o

Work with the Company’s Chief Executive Officer (the “CEO”), management team, and advisors, with you being primarily responsible for leading the Company’s planning and execution of its strategic, organizational, cultural, and operational initiatives and transformation, all in consultation with the CEO.

o

Assist in onboarding the CEO and consult with the CEO on other Company matters, such as product and service improvements, product development and R&D, sales and marketing, human resources, compensation and talent issues, internal and external communications, financial and capital markets matters, budgeting, information technology, and the like.

o	You will establish, and determine from time to time the composition and duties of, a Transformation Office, which Office will be led and directed solely by you.

o

You will direct FTI Consulting (or other similar consultants) and will plan and implement initiatives within the scope of the Transformation Office, all with reasonable consultation with the CEO, provided that, in the event of a material disagreement between you and the CEO, the Company’s Board of Directors will make final determinations.

o	In consultation with the CEO, you will from time to time develop internal and external communications concerning the Company’s transformation plan and related matters.

o

Dedication Capital’s consulting services will be to support you as Transformation Board Sponsor in such a manner, and to perform such of your Transformation Board Sponsor services, as you and Dedication Capital, in your sole discretion, deem appropriate.

•	Reporting.

o	You will report only to, and directly to, the Company’s Board of Directors and not to any other individual, entity, or committee.

o

The Company’s Transformation Office, the members thereof (in their capacity as such), and FTI Consulting (or similar consultants), shall report directly to you. Such other members of the management team as you and the CEO reasonably agree shall have dotted line reporting to you.

•	Authority.

o	You will have the authority necessary to direct and control those individuals directly or indirectly reporting to you.

o	You will have the authority to bind the Company to the same extent, and subject to the same limits and authority matrix, as the CEO.

o	You will have the authority necessary to plan and carry out each of the services summarized above.

o	The Company’s Board of Directors shall promptly adopt such resolutions as are necessary to confer the authority set forth herein.

•	Permitted Outside Activities.

o	Serving as a member of the board of directors of Pace Industries, Landmark Structures, and Revolution Space.

o	Co-founder and related activities for two AI-based technology startups.

o	Senior strategic advisor to Red Arts Capital Management and successor or affiliated entities.

o	Chairman of Operations Advisory Council of TCW Private Credit group.

o	Senior advisor to Cerberus Capital Management, LP and its portfolio companies or affiliated entities.

Schedule 2

Time and Compensation

•

Time. During the Term, you will devote the amount of time to perform services as the Company’s Transformation Board Sponsor that you determine to be reasonably necessary to satisfy your obligations hereunder, it being understood that the position of Transformation Board Sponsor is not intended or expected to occupy your full business time or attention, and subject to your entitlement to take reasonable vacations and holidays during the Term.

•	Compensation

o	Base Consulting Fee. $600,000 per year, paid in equal monthly installments no less frequently than monthly.

o

Annual Incentive. For the fiscal year ending June 30, 2026, you will receive a cash incentive award with a target of $531,250 (representing a 125% annual incentive at target for eight and one-half (8 1⁄2) months of such fiscal year), based on achievement of performance metrics determined by the Company’s Board of Directors in consultation with you, and in accordance with the Company’s executive bonus plan; provided, however, that such cash incentive award shall be no less than $265,625 (representing 50% of such target amount). For the fiscal quarter ending September 30, 2026, you will receive a mid-year cash incentive award with a target of $218,750 (representing a 125% annual incentive at target for three and one-half (3 1⁄2) months of the fiscal year ending June 30, 2027), based on achievement of performance metrics determined by the Company’s Board of Directors in consultation with you, and in accordance with the Company’s executive bonus plan, modified to be applicable to such fiscal quarter; provided, however, that such cash incentive award shall be no less than $109,375 (representing 50% of such target amount). The annual cash incentive award paid hereunder shall be paid during the 2026 calendar year when otherwise paid to the Company’s executives under the executive bonus plan but no later than September 30, 2026, for the payment in respect of the fiscal year ending June 30, 2026, and shall be paid during the 2026 calendar year no later than November 15, 2026, for the payment in respect of the fiscal quarter ending September 30, 2026. For purposes of determining performance for the annual cash incentive award, EBITDA shall be calculated consistently with the Company’s financing agreement with TCW.

o	Benefits. You will be entitled to the following benefits:

◾	During the Term:

◾	Office in Madison, WI headquarters appropriate in size, location, and furnishings for a senior executive officer of the Company.

◾	Shared secretarial assistance.

◾	Company laptop computer and IT department assistance in onboarding computer and other electronic devices.

◾	Corporate credit card.

◾	Reimbursement of up to $50,000 legal expenses in connection with preparation and negotiation of this Agreement and equity arrangements.

o

Equity Award. As soon as practicable following execution and delivery of this Agreement and after accounting for the number of shares reserved under the Company’s equity incentive plan, but in no event later than 30 days following execution and delivery of this Agreement with respect to the tranche of the Initial Restricted Shares (as defined below) to be granted under the 2016 Plan (as defined below), or within 30 days following approval by the Company’s stockholders of the Company’s 2026 Equity Incentive Plan (the “2026 Plan”) with respect to the tranche of the Initial Restricted Shares to be granted under the 2026 Plan and PSAs, you shall be granted and issued the following on the terms set forth below:

◾

Restricted stock awards covering an aggregate of 1,250,000 shares of common stock of the Company (the “Initial Restricted Shares”), in two tranches: (1) such number of shares as have a $500,000 grant date fair value (determined in accordance with U.S. Generally Accepted Accounting Principles, with any resulting fractional share rounded down to the nearest whole share, and not to exceed 1,250,000 shares), under the Company’s Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”); and (2) such additional number of shares as, when added to the first tranche, total 1,250,000 shares, under the 2026 Plan following the 2026 Plan’s effectiveness (such second tranche, together with the PSAs as defined below, the “2026 Awards”). Each Initial Restricted Share award will be subject to the terms and conditions of the equity plan of the Company under which it is granted (the “Applicable Plan”), and the Company’s form of restricted stock award agreement for use under the Applicable Plan. The first tranche of the Initial Restricted Shares, as described in the foregoing (1), will cliff vest on the one-year anniversary of its grant date and the second tranche of the Initial Restricted Shares, as described in the foregoing (2), will cliff vest on the one-year anniversary of its grant date, in each case, subject to your continued service to the Company hereunder through the vesting date and to the termination provisions below.

◾

An additional restricted stock award of 1,250,000 shares of Company common stock (“PSAs”) under the 2026 Plan following the 2026 Plan’s effectiveness and subject to the terms and conditions of such 2026 Plan and the Company’s form of restricted stock award agreement thereunder, which will vest as follows, but in each case no earlier than the one-year anniversary of the grant date, subject to your continued service to the Company hereunder through the vesting date and to the termination provisions below:

◾	375,000 PSAs will vest if and when the 30 day VWAP of the Company’s common stock equals or exceeds $2.00 per share, at any time after the date hereof and on or before September 30, 2027;

◾	375,000 PSAs will vest if and when the 30 day VWAP of the Company’s common stock equals or exceeds $2.50 per share, at any time after the date hereof and on or before September 30, 2029; and

◾

500,000 PSAs will vest if and when the 30 day VWAP of the Company’s common stock equals or exceeds $3.00 per share, at any time after the date hereof and on or before September 30, 2031 (each such dollar amount threshold in these first three sub-bullets, a “VWAP vesting price,” and each such deadline date in these first three sub-bullets, a “cutoff date”).

◾

For purposes hereof, the “30 day VWAP” will refer to the volume weighted-average price of the Company’s common stock (“VWAP”) over the consecutive, trailing 30 trading days through and inclusive of the applicable date of determination. Further for purposes hereof, the trading price of the Company’s common stock will be determined based on reporting by NASDAQ or, if it is no longer listed or quoted on NASDAQ, based on reporting by the exchange or market on which such stock is most commonly traded; provided, however, that if the Company’s common stock ceases to be listed or quoted on any exchange or market, then the vesting conditions for any unvested tranche of the PSAs for which the cutoff date occurs after the effective date of such delisting shall be deemed to have been timely reached.

◾	PSAs shall be in customary form and with customary terms, but revised as appropriate to reflect the terms set forth herein.

◾	The Company shall use commercially reasonable efforts to obtain stockholder approval of the 2026 Plan at the Company’s 2025 Annual Meeting of Stockholders.

◾

The restricted stock award agreement for any Initial Restricted Shares granted under the 2016 Plan will be subject to the terms substantially consistent with the form attached to this Agreement as Exhibit A and the restricted stock award agreement for any Initial Restricted Shares and PSAs granted under the 2026 Plan will be subject to the terms substantially consistent with the form attached to this Agreement as Exhibit B, in each case revised as appropriate to reflect the terms set forth herein, provided that:

◾

You will not be subject to any restrictive covenants, including without limitation any non-competition, non-solicitation, and non-disparagement obligations, specified in such award agreements or the Applicable Plans;

◾

Consistent with Sections 5 and 7 of the Agreement, any of the terms relating to the Company’s tax withholding obligations set forth in the award agreements will not apply to, and the Company will not apply any tax withholdings with respect to, the Initial Restricted Shares or PSAs;

◾

In the event of any dividends or other distributions (“Dividends”) paid with respect to shares of the Company’s common stock (“Shares”), you will receive such Dividends on the Initial Restricted Shares or PSAs at the same time or times as other holders of Shares receive Dividends on the Shares; provided that (x) any Dividends paid in the form of Shares on unvested Initial Restricted Shares granted under the 2016 Plan will be subject to the same vesting and forfeiture provisions as apply to such unvested Initial Restricted Shares; and (y) any Dividends on unvested Initial Restricted Shares granted under the 2026 Plan and unvested PSAs granted under the 2026 Plan will be subject to the same vesting and forfeiture provisions as apply to such unvested Initial Restricted Shares or unvested PSAs, as applicable; and

◾	For purposes of vesting, any references to service requirements (or similar concepts) under such award agreements will be construed to mean the services provided pursuant to this Agreement.

◾

Upon a Change in Control (as defined in the Applicable Plan), all then outstanding and unvested equity awards (including both the Initial Restricted Shares and all PSAs which previously have achieved the applicable VWAP vesting price or for which the cutoff date occurs after the effective date of such Change in Control) shall immediately vest in full.

◾

Upon the vesting of the Initial Restricted Shares, if the trading price of the Company’s common stock as of the close on the vesting date exceeds the trading price of the Company’s common stock as of the close on the trading day immediately prior to the public announcement of the matters set forth in this Agreement (such per-share amount in excess, the “excess amount”), then the Company shall make a one-time cash payment to Dedication Capital equal to the product of such excess amount multiplied by 1,250,000 shares multiplied by 40%. Such cash payment shall be made no later than 30 calendar days following such vesting date. For clarity, if vesting of the Initial Restricted Shares occurs on more than one vesting date, then the calculation for the foregoing cash payment under this paragraph for each such vesting date will be the excess amount calculated using that vesting date and the number of shares used to calculate the cash payment for that vesting date will be the number of shares that vest on such vesting date.

o	Termination.

◾

If during the Term, (a) this Agreement or the Term, or the consultancy of Dedication Capital or your services or role as the Transformation Board Sponsor, is terminated by the Company without Cause, (b) this Agreement or the Term, or the consultancy of Dedication Capital or your services or role as the Transformation Board Sponsor, is terminated by Dedication Capital or you for Good Reason, or (c) the Term ends due to your death or Disability (as defined in the Applicable Plan), then subject to the Company, Dedication Capital and you entering into the Company’s then standard separation agreement and mutual release of claims of the other which must become effective and irrevocable no later than sixty (60) days following the date of such termination, and which separation agreement and release shall not be inconsistent with the terms and conditions of this Agreement, Dedication Capital will be entitled to, and the Company will provide for:

◾

A lump sum cash payment within 30 days following such termination equal to the base consulting fee of $600,000 (reduced by the amount of the base consulting fee paid through the termination date), plus the annual incentive payment at the target for fiscal year 2026 and the first quarter of fiscal year 2027 (reduced by any prior annual incentive award payment) (provided that any base consulting fee otherwise scheduled to be paid during 2026, and any such incentive payments, will be made no earlier than the first business day in January 2026); and

◾

Your Initial Restricted Shares shall fully vest as of the date of such termination and all of your then unvested PSAs for which the performance goals previously have been deemed met shall fully vest as of the date of such termination, and all of your then unvested PSAs for which the performance goals have not yet been deemed met and the applicable cutoff date occurs after the date of such termination shall remain outstanding and eligible to vest based on performance targets through the applicable cutoff date,

◾

If any Initial Restricted Shares or PSAs (or any portion thereof) have not yet been granted to you as of the date of such termination (the “Ungranted RSAs” and “Ungranted PSAs”, respectively), then the Company will grant you the Ungranted RSAs and Ungranted PSAs to the extent the Company is able to grant such equity awards to you under the 2016 Plan or 2026 Plan, as applicable, provided that if granting such equity awards to you under the 2026 Plan is not permitted by applicable law or the terms of such Plan, then in lieu of such Ungranted RSAs and Ungranted PSAs, the Company shall provide a cash amount determined as follows (the “Cash Award”): (a) for any Ungranted RSAs, an amount equal to the product of (i) the number of shares of Company common stock that otherwise would underlie the Ungranted RSAs, multiplied by (ii) the greater of (x) the VWAP over the consecutive, trailing 30 trading days through and inclusive of the date of such termination, or (y) the VWAP over the consecutive, trailing 10 trading days through and inclusive of the date of such termination; and (b) for any Ungranted PSAs, an amount equal to the product of (i) the number of shares of Company common stock that otherwise would underlie the Ungranted PSAs, multiplied by (ii) the greater of (x) the VWAP over the consecutive, trailing 30 trading days through and inclusive of the date of such termination, or (y) the applicable VWAP vesting price to which such shares would have been subject under the PSAs. The Cash Award will be paid within 30 days following the date of such termination, but no earlier than the first business day in January 2026.

◾

If the Term ends on the End Date due to the completion of your and Dedication Capital’s services in accordance with the terms of this Agreement (and not due to the circumstances described in the above or below bullets in this Termination section), then as of the End Date, the continued service requirement will be considered met for the vesting of any of your then unvested Initial Restricted Shares and PSAs, any such Initial Restricted Shares and PSAs for which the performance goals previously have been deemed satisfied will continue vesting in accordance with its applicable vesting schedule, and any such PSAs for which the performance goals have not yet been satisfied will remain outstanding and eligible to vest based on performance targets through their applicable cutoff date.

◾

If, prior to the End Date, (a) this Agreement or the Term, or the consultancy of Dedication Capital or your services or role as the Transformation Board Sponsor, is terminated by the Company for Cause, or (b) this Agreement or the Term, or the consultancy of Dedication Capital or your services or role as the Transformation Board Sponsor, is terminated by Dedication Capital or you without Good Reason, then (i) Dedication Capital and you will not be entitled to payment of any consulting fee for any period following the date of such termination; and (ii) any then unvested portion of your Initial Restricted Shares and your PSAs (or any cash award in lieu of PSAs) that have not vested through the date of such termination will be forfeited immediately.

•

2026 Plan Effectiveness. During the Term, if the 2026 Plan has not been approved by stockholders by January 31, 2026 (the “Grant Deadline Date”), then within 30 days following the Grant Deadline Date, the Company will pay you a cash amount calculated as follows: (a) for any Initial Restricted Shares that remain ungranted through the Grant Deadline Date, the number of shares that would be subject to such ungranted Initial Restricted Shares, multiplied by the greater of (x) the VWAP over the consecutive, trailing 30 trading days through and inclusive of the Grant Deadline Date, or (y) the VWAP over the consecutive, trailing 10 trading days through and inclusive of the Grant Deadline Date; and (b) for any PSAs that remain ungranted through the Grant Deadline Date, the number of shares that would be subject to such ungranted PSAs, multiplied by the greater of (x) the VWAP over the consecutive, trailing 10 trading days through and inclusive of the Grant Deadline Date, and (y) VWAP vesting price corresponding to the applicable PSAs (the “2026 Cash Payment”).

•

Non-Duplication of Benefits. Notwithstanding any provisions to the contrary in this Agreement, to avoid duplication of benefits, if you receive the 2026 Cash Payment in full, you will no longer be entitled also to receive the Initial Restricted Shares and PSAs that remain ungranted through the Grant Deadline Date. Further and notwithstanding any provisions to the contrary in this Agreement, to avoid duplication of benefits, if you receive the 2026 Cash Payment in full, then even if you otherwise would become entitled to the Cash Award (in connection with the qualifying termination described further above), you nonetheless will receive only the 2026 Cash Payment and not the Cash Award.

•	Definitions. The following defined terms apply for purposes of this Agreement (including this Schedule 2).

o

For purposes of this Agreement, a termination by the Company shall be deemed to have been for “Cause” only if the Company sustains the burden of demonstrating that the primary factor in such termination was (a) your or Dedication Capital’s conviction of, or plea of guilty to, a felony involving a crime of fraud, corruption, violence, or moral turpitude; (b) repeated intentional acts of dishonesty by you or Dedication Capital having a material adverse financial effect on the Company or causing substantial damage to the reputation of the Company; or (c) your or Dedication Capital’s material breach of this Agreement, which breach has a material adverse effect on the Company’s financial condition, cash flow, or results of operations, and which breach remains uncured for a period of 30 consecutive days after the Company gives written notice thereof to Dedication Capital and you.

o

For purposes of this Agreement, a termination by you or Dedication Capital shall be deemed to have been for “Good Reason” only if you or Dedication Capital sustain the burden of demonstrating that one or more of the following has taken place: (a) the Company has failed duly and timely to provide any aspect of Dedication Capital’s compensation (including without limitation the amount, timing, or terms of cash or equity awards), expense reimbursement, or benefits on the terms set forth herein, or has taken any action to eliminate, reduce, withhold, withdraw, delay, adversely change the terms of, or recover any aspect or element of such compensation, expense reimbursement, or benefits theretofore provided; or (b) the Company shall have materially breached this Agreement in any other way, which breach has a material adverse effect on Dedication Capital or you or Dedication Capital’s or your compensation (including without limitation the amount, timing, or terms of cash or equity awards), benefits, activities and duties, expense reimbursement, rights to indemnification, authority, reporting, or reputation, and in either case of (a) or (b), Dedication Capital or you provide notice to the Company within ninety (90) days following the initial existence of such acts or omissions that would constitute Good Reason, and such breach remains uncured for a period of 30 consecutive days after Dedication Capital or you gives such written notice to the Company (the “Cure Period”).

◾

During the Term, the failure of (i) the Company to grant you the 2026 Awards within 30 days following the date the Company’s stockholders approve the 2026 Plan and/or (ii) the Company to grant the first tranche of the Initial Restricted Shares (i.e., the tranche to be granted under the 2016 Plan) within 30 days following execution and delivery of this Agreement, each will constitute a material breach under (b) of the Good Reason definition above; and if the Company is able to grant such equity awards to you under the Applicable Plan as provided in this Agreement, the Company shall do so during the Cure Period. For clarity, if you already have become entitled to the 2026 Cash Payment, then such 2026 Cash Payment will be deemed to have satisfied the obligation to grant you the 2026 Awards and will no longer constitute or contribute to any Good Reason trigger.

•

For clarity and notwithstanding any provisions to the contrary in the Agreement, the vesting and other terms relating to equity awards as set forth in this Agreement will not apply to any equity awards you may receive for your services as a non-employee member of the Company’s board of directors (“Outside Director”). Any such equity awards granted to you for your services as an Outside Director will be subject to such terms and conditions as specified in the Company’s equity plan under which the award is granted and applicable award agreement thereunder.

EXHIBIT A

Form of Restricted Stock Award Agreement Under the 2016 Plan

ACCURAY INCORPORATED

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

NOTICE OF RESTRICTED STOCK GRANT

Participant must notify the Company by the fifteenth (15th) day of the month following the Date of Grant if he or she wishes to reject this Award. Otherwise, Participant will be deemed to have accepted the Award on the terms and conditions on which it is offered.

Unless otherwise defined herein, each capitalized term used in this Restricted Stock Award Agreement which includes the Notice of Restricted Stock Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto (this “Award Agreement”), will have the meaning given such term in the Accuray Incorporated (the “Company”) Amended and Restated 2016 Equity Incentive Plan (the “Plan”).

Participant Name:	[Name]
Address:	[Address]

The undersigned Participant has been granted the right to receive an Award of Shares of Restricted Stock, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Total Number of Shares of Restricted Stock:

Vesting Schedule:

Subject to Section 2 of Exhibit A and any acceleration provisions contained in the Plan, this Award Agreement, or any other written agreement authorized by the Administrator between Participant and the Company (or any Parent, Subsidiary or Affiliate of the Company, as applicable) governing the terms of this Award, the Shares of Restricted Stock will be scheduled to vest and the Company’s right to reacquire the Shares of Restricted Stock will be scheduled to lapse according to the following vesting schedule:

[Insert Vesting Schedule]/[Standard Vesting Schedule: One-fourth (1/4th) of the Total Number of Shares of Restricted Stock (as set forth above) subject to this Award Agreement will be scheduled to vest on each of the one (1), two (2), three (3), and four (4) year anniversaries of the Vesting Commencement Date, in each case subject to Participant continuing to be a Service Provider through the applicable vesting date.]

If Participant does not wish to receive this Award and/or does not consent and agree to the terms and conditions on which the Award is offered, as set forth in the Plan and this Award Agreement, then Participant must reject the Award by notifying the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717 no later than the fifteenth (15th) day of the month following the Date of Grant, in which case the Award will be cancelled. Participant’s failure to notify the Company of his or her rejection of the Award within this specified period will constitute Participant’s acceptance of the Award and his or her agreement with all terms and conditions of the Award, as set forth in the Plan and this Award Agreement.

Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and this Award Agreement. By accepting this Award, Participant hereby (i) agrees that this Award of Shares of Restricted Stock is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including for clarity the Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A, and all other exhibits, appendices and addenda attached hereto, all of which are made a part of this document, (ii) accepts this Award Agreement subject to all of the terms and provisions thereof, (iii) accepts as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan or this Award Agreement, and (iv) agrees to notify the Company upon any change in Participant’s residence address indicated below and to provide a valid email address if Participant no longer has a Company email address.

PARTICIPANT	ACCURAY INCORPORATED

Signature	Signature

Print Name	Print Name

Title

Residence Address:

EXHIBIT A

ACCURAY INCORPORATED

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

TERMS AND CONDITIONS OF RESTRICTED STOCK GRANT

1. Grant of Shares of Restricted Stock. The Company hereby grants to the individual (“Participant”) named in the Notice of Restricted Stock Grant of this Award Agreement (the “Notice of Grant”) under the Plan an Award of Shares of Restricted Stock, and subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 20 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan will prevail.

2. Vesting Schedule. Except as provided in Section 3 and subject to Sections 4 and 6, the Shares of Restricted Stock awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any Parent, Subsidiary or Affiliate of the Company, as applicable, governing the terms of this Award, Shares of Restricted Stock scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

3. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Shares of Restricted Stock subject to this Award Agreement at any time, subject to the terms of the Plan. If so accelerated, such Shares of Restricted Stock will be considered as having vested as of the date specified by the Administrator.

4. Forfeiture Upon Termination of Status as a Service Provider. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any of its Subsidiaries or Parents, as applicable, governing the terms of this Award, if Participant ceases to be a Service Provider for any reason, the then-unvested Shares of Restricted Stock will thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company upon the date of such cessation and Participant will have no further rights thereto. Participant will not be entitled to a refund of the price paid for the Shares of Restricted Stock, if any, returned to the Company pursuant to this Section 4. Participant hereby appoints the Escrow Agent (as defined below) with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares to the Company upon such termination of service.

5. Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement, if Participant is then deceased, will be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of such transferee’s status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

6. Tax Obligations

(a) Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer or any Parent, Subsidiary or Affiliate of the Company to which Participant is providing services (together, the “Service Recipient(s)”), the ultimate liability for any tax and social insurance liability obligations and requirements in connection with the Shares of Restricted Stock, including, without limitation, (i) all federal, national, state, non-U.S. and local taxes (including Participant’s U.S. Federal Insurance Contributions Act (FICA) obligations and social liability insurance obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or release from escrow of the Shares of Restricted Stock, the filing of an 83(b) election with respect to the Shares of Restricted Stock, or the sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Shares of Restricted Stock (or release from escrow thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), are and remain Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Shares of Restricted Stock, including, but not limited to, the grant, vesting or release from escrow of the Shares of Restricted Stock, the filing of an 83(b) Election (as defined below) with respect to the Shares of Restricted Stock, the subsequent sale of Shares acquired pursuant to this Award Agreement and the receipt of any dividends or other distributions, or (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Shares of Restricted Stock to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction, Participant acknowledges that the applicable Service Recipient(s) (or former Service Recipient(s), as applicable) may be required to withhold or account for Withholding Obligations (as defined below) in more than one jurisdiction. Participant understands that Section 83 of the Code taxes as ordinary income the difference between the purchase price, if any, for the Shares and the fair market value of the Shares as of each vesting date. If Participant is a U.S. taxpayer, Participant understands that Participant may elect, for purposes of U.S. tax law, to be taxed at the time the Shares are granted rather than when such Shares vest by filing an election under Section 83(b) of the Code (the “83(b) Election”) with the IRS within thirty (30) days from the date of grant of the Restricted Stock Award. THE FORM FOR MAKING THIS 83(b) ELECTION IS ATTACHED TO THIS AGREEMENT AS EXHIBIT B AND PARTICIPANT (AND NOT THE COMPANY OR ANY OF ITS RESPECTIVE AGENTS) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM, EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS RESPECTIVE AGENTS TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

(b) Tax Withholding. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares of Restricted Stock may be released from the escrow established pursuant to Section 13, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of all Tax Obligations required to be withheld (the “Withholding Obligations”). When Shares of Restricted Stock are vested, Participant generally will recognize immediate U.S. taxable income (except in the case an 83(b) Election was timely filed) if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant will be subject to applicable taxes in his or her jurisdiction. Pursuant to such procedures as the Administrator may specify from time to time, the applicable Service Recipient(s) (or former Service Recipient(s)) will withhold the amount required to be withheld for the payment of Withholding Obligations which to the extent permitted under the Plan, may, in the discretion of the Administrator, be in excess of the minimum statutory required amount to be withheld, upon each date with respect to which the Administrator determines Withholding Obligations are due, including but not limited to, at grant, filing of a Section 83(b) Election, vesting, release from escrow or any other date with respect to which Withholding Obligations arise. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by Applicable Laws, by one or a combination of the following: (i) paying cash, (ii) having the Company withhold Shares otherwise releasable to Participant having a fair market value equal to the minimum amount necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect or the Company may require if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Net Share Withholding”), (iii) withholding the amount of such Withholding Obligations from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that Participant owns and that already have vested with a fair market value equal to the Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (v) selling a sufficient number of such Shares otherwise releasable to Participant, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount that is necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Sell to Cover”), or (vi) such other means as the Administrator deems appropriate. If the Withholding Obligations are satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued, and had released from escrow, the full number of vested Shares subject to this Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Withholding Obligations. To the extent determined appropriate by the Administrator in its discretion, the Administrator will have the right (but not the obligation) to satisfy any Withholding Obligations by Net Share Withholding. If Net Share Withholding is the method by which such Withholding Obligations are satisfied, the Company will not withhold on a fractional Share basis to satisfy any portion of the Withholding Obligations and, unless the Company determines otherwise, no refund will be made to Participant for the value of the portion of a Share, if any, withheld in excess of the Withholding Obligations. If a Sell to Cover is the method by which Withholding Obligations are satisfied, Participant agrees that as part of the Sell to Cover, additional Shares may be sold to satisfy any associated broker or other fees. Only whole Shares will be sold pursuant to a Sell to Cover. Any proceeds from the sale of Shares pursuant to a Sell to Cover that are in excess of the Withholding

Obligations and any associated broker or other fees will be paid to Participant in accordance with procedures the Company may specify from time to time. Until and unless determined otherwise by the Administrator, Sell to Cover will be the method by which such Withholding Obligations are satisfied (and for clarity, other than for any Withholding Obligations owed with respect to the filing of an 83(b) Election). For purposes of clarity and without limitation, by accepting this Award, Participant expressly consents to such Sell to Cover as the method by which Withholding Obligations are satisfied and agrees and acknowledges that Participant may not satisfy them by any means other than such Sell to Cover (and for clarity, provided that a Sell to Cover shall not apply for any Withholding Obligations owed with respect to the filing of an 83(b) Election), unless required to do so by the Administrator or pursuant to the Administrator’s express consent.

(c) Tax Consequences. Participant has reviewed with Participant’s own tax advisers the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

(d) Company’s Obligation to Release Shares. For clarification purposes, in no event will the Company release Shares from the escrow established pursuant to Section 13 unless and until arrangements satisfactory to the Administrator have been made for the payment of Participant’s Withholding Obligations. If Participant fails to make satisfactory arrangements for the payment of such Withholding Obligations hereunder at the time any applicable Shares of Restricted Stock otherwise are scheduled to vest pursuant to Sections 2 or 3, at the time Participant files a timely 83(b) Election with the IRS, or Participant’s Withholding Obligations otherwise become due, Participant permanently will forfeit such Shares of Restricted Stock to which Participant’s Withholding Obligation relates and any right to receive Shares thereunder and such Shares of Restricted Stock will be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may permanently refuse to issue or deliver the Shares if such Withholding Obligations are not delivered at the time they are due.

7. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account) or the Escrow Agent. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares. Except as provided in Section 13(f), after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

8. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE SHARES OF RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAWS IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.

9. Grant is Not Transferable. Except for the escrow described in Section 13 or transfer of the Shares to the Company or its assignees contemplated by this Award Agreement, and except to the limited extent provided in Section 5, the unvested Shares subject to this Award Agreement and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process until such Shares shall have vested in accordance with the provisions of this Award Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the unvested Shares subject to this Award Agreement, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, the then-unvested Shares of Restricted Stock will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereto.

10. Nature of Grant. In accepting this Award of Restricted Stock, Participant acknowledges, understands and agrees that:

(a) the grant of the Shares of Restricted Stock is voluntary and occasional and does not create any contractual or other right to receive future grants of Shares of Restricted Stock, or benefits in lieu of Shares of Restricted Stock, even if Shares of Restricted Stock have been granted in the past;

(b) all decisions with respect to future grants of Restricted Stock or other grants, if any, will be at the sole discretion of the Administrator;

(c) Participant is voluntarily participating in the Plan;

(d) the Shares of Restricted Stock are not intended to replace any pension rights or compensation;

(e) the Shares of Restricted Stock, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(f) the future value of the underlying Shares or Restricted Stock is unknown, indeterminable, and cannot be predicted with certainty;

(g) for purposes of the Shares of Restricted Stock, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent, Subsidiary or Affiliate of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Shares of Restricted Stock under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Restricted Stock Award (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law); and

(h) unless otherwise provided in the Plan or by the Administrator in its discretion, the Shares of Restricted Stock and the benefits evidenced by this Award Agreement do not create any entitlement to have the Shares of Restricted Stock or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares.

11. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisers regarding his or her participation in the Plan before taking any action related to the Plan.

12. [intentionally left blank.]

13. Escrow of Shares.

(a) All Shares of Restricted Stock will, upon execution of this Award Agreement, be delivered and deposited with an escrow holder designated by the Company (the “Escrow Holder”). The Shares of Restricted Stock will be held by the Escrow Holder until such time as the Shares of Restricted Stock vest or the date Participant ceases to be a Service Provider.

(b) The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Shares of Restricted Stock in escrow and while acting in good faith and in the exercise of its judgment.

(c) Upon Participant’s termination as a Service Provider for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the unvested Shares of Restricted Stock to the Company. Participant hereby appoints the Escrow Holder with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares of Restricted Stock to the Company upon such termination.

(d) The Escrow Holder will take all steps necessary to accomplish the transfer of Shares of Restricted Stock to Participant after they vest following Participant’s request that the Escrow Holder do so.

(e) Subject to the terms hereof, Participant shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon.

(f) In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change Participant in his or her capacity as owner of unvested Shares of Restricted Stock will be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. If Participant receives rights or warrants with respect to any unvested Shares of Restricted Stock, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

(g) The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Shares of Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Award Agreement.

14. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717, or at such other address as the Company may hereafter designate in writing.

15. Insider Trading Restrictions/Market Abuse Laws. In addition to all other restrictions set forth in the Plan or this Award Agreement, Participant is hereby notified that Participant may be subject to insider trading restrictions or market abuse laws, which may affect Participant’s ability to acquire or sell Shares or rights to Shares under the Plan during such time as Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participants acknowledges and agrees that it is Participant’s responsibility to comply with any applicable restrictions and Participant is advised to speak to Participant’s personal advisor on this matter.

16. Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.

17. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the U.S. Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or Participant’s estate) or the Escrow Holder hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Subject to the terms of this Award Agreement and the Plan, the Company will not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the Date of Grant of the Shares of Restricted Stock as the Administrator may establish from time to time for reasons of administrative convenience.

18. [intentionally left blank]

19. Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement. Unless the context requires otherwise and subject to the foregoing interpretation rights and powers of the Administrator in this Section 19, the term “or” as used in this Award Agreement is not exclusive.

20. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Shares of Restricted Stock awarded under the Plan or future Shares of Restricted Stock that may be awarded under the Plan (including, without limitation, prospectuses required by the U.S. Securities and Exchange Commission) by electronic means or require Participant to participate in the Plan by electronic means (including, without limitation, all other documents that the Company is required to deliver to its security holders, such as annual reports and proxy statements). Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company. Participant agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify Participant by electronic means.

21. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

22. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that Participant has received an Award of Restricted Stock under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Administrator at any time.

23. Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock grant shall be subject to any global terms and conditions set forth in an appendix (if any) to this Award Agreement as well as any terms and conditions for any country whose laws are applicable to Participant and the Award of Shares of Restricted Stock (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Award Agreement.

24. Entire Agreement; Modifications. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including for clarity the exhibits, appendices, and addenda attached to the Notice of Grant) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. Participant expressly warrants that Participant is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement can be made only by approval of the Administrator memorialized in an express written instrument executed by a duly authorized signatory of the Company. Except as provided in this paragraph, no amendment to this Award Agreement may materially impair the rights of Participant unless mutually agreed between Participant and the Administrator, which agreement must be in writing signed by Participant and a duly authorized signatory of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with the Award of Shares of Restricted Stock.

25. No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

26. Governing Law; Severability. This Award Agreement and the Shares of Restricted Stock are governed by, and construed in accordance with, the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

27. Binding Terms. The terms, conditions, obligations, and requirements of this Award Agreement will apply as a condition of receiving and holding the Award without the need for any manual or other execution of this Award Agreement by Participant or the Company. Notwithstanding the foregoing, however, as a condition to holding the Award or the vesting or release of Shares subject to the Award, upon the Company’s request at any time, the Company may require Participant to manually or electronically sign this Award Agreement, if Participant has not already done so.

* * *

APPENDIX A

ACCURAY INCORPORATED

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

COUNTRY ADDENDUM TO RESTRICTED STOCK AWARD AGREEMENT

Unless otherwise defined herein, capitalized terms used in this Country Addendum will be ascribed the same defined meanings as set forth in this Award Agreement of which this Country Addendum forms a part (or the Plan or other written agreement as specified in this Award Agreement).

Terms and Conditions

This Country Addendum includes additional terms and conditions that govern the Award of Restricted Stock granted pursuant to the terms and conditions of the Plan and this Award Agreement to which this Country Addendum is attached to the extent Participant resides and/or works outside the United States. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the Award of Restricted Stock is granted, the Company, in its discretion, will determine to what extent the terms and conditions contained herein will apply to Participant.

Notifications

This Country Addendum also may include information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other Applicable Laws in effect in the respective countries as of [November 13], 2025. Such Applicable Laws often are complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Country Addendum as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in or receives or sells the Shares covered by the Shares of Restricted Stock.

In addition, the information contained in this Country Addendum is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Participant should seek appropriate professional advice as to how the Applicable Laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant currently is residing or working, transfers residence or employment to another country after the grant of the Shares of Restricted Stock, or is considered a resident of another country for local law purposes, the information in this Country Addendum may not apply to Participant in the same manner.

I.	GLOBAL PROVISIONS APPLICABLE TO PARTICIPANTS IN ALL COUNTRIES OTHER THAN THE UNITED STATES

1. Foreign Currency Exchange Considerations. Participant understands and agrees that neither the Company nor any Service Recipient shall be liable for any foreign currency exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the Shares of Restricted Stock, or of any amounts due to Participant under the Plan or as a result of the grant or vesting of Participant’s Shares of Restricted Stock or the subsequent sale of any Shares acquired under the Plan. Participant agrees and acknowledges that he or she will bear any and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. Participant acknowledges and agrees that Participant may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to his or her Shares of Restricted Stock and Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.

2. Nature of Grant. The following provisions supplement Section 11 of this Award Agreement:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; and

(b) no claim or entitlement to compensation or damages shall arise from forfeiture of the Shares of Restricted Stock resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Shares of Restricted Stock to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives Participant’s ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

3. Data Privacy. Participant hereby acknowledges the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request information about sharing, processing, and storage of Data and may exercise their rights with respect to the Data, which may include the right to terminate sharing, processing, and storage, by following instructions in the Company’s Personnel Privacy Notice or by contacting Participant’s local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.

Furthermore, if Participant resides and/or works in a member country of the European Union and/or the European Economic Area, including the United Kingdom, the following provisions supplement this Section 3:

To the satisfaction and on the direction of the Administrator all operations of the Plan and the Shares of Restricted Stock (at the time of grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Service Recipient, the Company and any Parent or Subsidiary, as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016. Participant has certain rights under data protection legislation as summarized below:

(a) Right of Access. Participant has the right to obtain from the Company and the Service Recipient confirmation as to whether or not Data concerning Participant is being processed, and, where that is the case, to request access to the Data, as well as certain information on how the Company is processing such data.

(b) Right to Rectification. Participant has the right to obtain from the Company or the Service Recipient the rectification of inaccurate Data concerning Participant. Considering the purpose of the processing, Participant may also, in some cases, be entitled to supplemental information regarding incomplete Data.

(c) Right to Erasure (Right to be Forgotten). Participant may, in certain circumstances, have his or her Data deleted, for example if Participant’s Data is no longer necessary in relation to the purpose for which it was collected, if Participant has objected to the processing of Data and the Company or the Service Recipient does not have a legitimate interest which outweighs Participant’s interest, if the Data has been processed unlawfully, or if the Data must be deleted to comply with a legal obligation.

(d) Right to Restriction of Processing. Participant may require that the Company or the Service Recipient restrict the processing of Participant’s Data in certain cases, for example where the Company no longer needs Participant’s Data but Participant needs it to determine, enforce or defend legal claims or Participant has objected to processing based on the Company’s legitimate interest in order to enable the Company to check if its interest overrides Participant interest.

(e) Right to Data Portability. In some circumstances, Participant may be entitled to receive the Data concerning Participant which Participant provided to the Company or the Service Recipient in a structured, commonly used and machine-readable format and Participant has the right to transmit those Data to another controller.

(f) Right to Object. Participant has the right to object to the processing of Participant’s Data in certain circumstances, for example where the processing is based on the Company’s legitimate interest. If so, in order to continue processing, the Company or the Service Recipient must be able to show compelling legitimate grounds that override Participant’s interests, rights and freedoms.

Participant’s rights will in each case be subject to the restrictions set out in applicable data protection laws. Further information on these rights, and the circumstances in which they may arise in connection with the Company’s processing of Participant’s Data, can be obtained by contacting Participant’s local human resources representative. If Participant wants to review, verify, correct or request erasure of Participant’s Data, object to the processing of Participant’s Data, or request that the Company or the Service Recipient transfer a copy of Participant’s Data to another party, please contact Participant’s local human resources representative.

The Company agrees to ensure that Data transferred outside the European Economic Area will be done pursuant to a lawful transfer mechanism (for example, European Commission approved model contract clauses). The Company or the Service Recipient will separately provide Participant with information in a data privacy notice on the collection, processing and transfer of their Data, including the grounds for processing.

If Participant has any grievance, issue or problem in respect of the handling or processing of Participant’s Data in any way, Participant has the right to lodge a complaint to the competent data protection authority. The list of national data protection authorities for each country in the European Union and their contact details are available at: https://ec.europa.eu/justice/article-29/structure/data-protection-authorities/index_en.htm.

4. Language. Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Award Agreement. Furthermore, if Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

II.	COUNTRY-SPECIFIC PROVISIONS APPLICABLE TO PARTICIPANTS SUBJECT TO THE LAWS OF THE COUNTRIES INCLUDED BELOW

[Applicable jurisdiction specific provisions to be added at time of grant.]

EXHIBIT B

FORM OF SECTION 83(B) ELECTION

IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, THE FILING OF SUCH ELECTION IS YOUR RESPONSIBILITY.

THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT.

YOU MUST FILE THIS FORM WITHIN 30 DAYS OF PURCHASING THE SHARES.

YOU (AND NOT THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR FILING SUCH FORM WITH THE IRS, EVEN IF YOU REQUEST THE COMPANY, ITS AGENTS OR ANY OTHER PERSON TO MAKE THIS FILING ON YOUR BEHALF AND EVEN IF THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON PREVIOUSLY MADE THIS FILING ON YOUR BEHALF.

The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See <www.irs.gov>.

ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer (the “Taxpayer”) hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in Taxpayer’s gross income, the amount of any compensation taxable to Taxpayer in connection with Taxpayer’s receipt of the property described below:

1.	The name, address, identification number and taxable year of the undersigned are:

Name of Taxpayer:

Name of Spouse (if applicable):

Taxpayer’s Address:

Taxpayer Identification No. of Taxpayer:	See below

Taxpayer Identification No. of Spouse (if applicable):	See below (if applicable)

Taxable Year for which this election is being made:

2.	The property which is the subject of this election is shares of the Common Stock (the “Shares”) of Accuray Incorporated, a Delaware corporation (the “Company”).

3.	The date on which the property was transferred to the undersigned is: .

4.

The property is subject to the following restrictions: The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the undersigned and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.	The fair market value of such property at the time of transfer is (determined without regard to any restriction other than a restriction which by its terms will never lapse): .

6.	The amount (if any) paid for such property: .

The Taxpayer has submitted a copy of this statement to the Company for whom the services were performed in connection with the Taxpayer’s receipt of the above-described property. The Taxpayer is the person performing the services in connection with the transfer of said property.

The undersigned understand(s) that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	X

TAXPAYER:	TAXPAYER SPOUSE (IF APPLICABLE):

X	X

(Signature)	(Signature (if applicable))

X	X

(Taxpayer Identification No.)	(Taxpayer Identification No. (if applicable))

EXHIBIT B

Form of Restricted Stock Award Agreement Under the 2026 Plan

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

NOTICE OF RESTRICTED STOCK GRANT

Participant must notify the Company by the fifteenth (15th) day of the month following the Date of Grant if he or she wishes to reject this Award. Otherwise, Participant will be deemed to have accepted the Award on the terms and conditions on which it is offered.

Unless otherwise defined herein, each capitalized term used in this Restricted Stock Award Agreement which includes the Notice of Restricted Stock Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto (this “Award Agreement”), will have the meaning given such term in the Accuray Incorporated (the “Company”) 2026 Equity Incentive Plan (the “Plan”).

Participant Name:	[Name]
Address:	[Address]

The undersigned Participant has been granted the right to receive an Award of Shares of Restricted Stock, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Total Number of Shares of Restricted Stock:

Vesting Schedule:

Subject to Section 2 of Exhibit A and any acceleration provisions contained in the Plan, this Award Agreement, or any other written agreement authorized by the Administrator between Participant and the Company (or any Parent, Subsidiary or Affiliate of the Company, as applicable) governing the terms of this Award, the Shares of Restricted Stock will be scheduled to vest and the Company’s right to reacquire the Shares of Restricted Stock will be scheduled to lapse according to the following vesting schedule:

[Insert Vesting Schedule]/[Standard Vesting Schedule: One-fourth (1/4th) of the Total Number of Shares of Restricted Stock (as set forth above) subject to this Award Agreement will be scheduled to vest on each of the one (1), two (2), three (3), and four (4) year anniversaries of the Vesting Commencement Date, in each case subject to Participant continuing to be a Service Provider through the applicable vesting date.]

If Participant does not wish to receive this Award and/or does not consent and agree to the terms and conditions on which the Award is offered, as set forth in the Plan and this Award Agreement, then Participant must reject the Award by notifying the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717 no later than the fifteenth (15th) day of the month following the Date of Grant, in which case the Award will be cancelled. Participant’s failure to notify the Company of his or her rejection of the Award within this specified period will constitute Participant’s acceptance of the Award and his or her agreement with all terms and conditions of the Award, as set forth in the Plan and this Award Agreement.

Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and this Award Agreement. By accepting this Award, Participant hereby (i) agrees that this Award of Shares of Restricted Stock is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including for clarity the Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A, and all other exhibits, appendices and addenda attached hereto, all of which are made a part of this document, (ii) accepts this Award Agreement subject to all of the terms and provisions thereof, (iii) accepts as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan or this Award Agreement, and (iv) agrees to notify the Company upon any change in Participant’s residence address indicated below and to provide a valid email address if Participant no longer has a Company email address.

PARTICIPANT	ACCURAY INCORPORATED
Signature	Signature
Print Name	Print Name
Title

Residence Address:

EXHIBIT A

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

TERMS AND CONDITIONS OF RESTRICTED STOCK GRANT

1. Grant of Shares of Restricted Stock. The Company hereby grants to the individual (“Participant”) named in the Notice of Restricted Stock Grant of this Award Agreement (the “Notice of Grant”) under the Plan an Award of Shares of Restricted Stock, and subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 20 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan will prevail.

2. Vesting Schedule. Except as provided in Section 3 and subject to Sections 4 and 6, the Shares of Restricted Stock awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any Parent, Subsidiary or Affiliate of the Company, as applicable, governing the terms of this Award, Shares of Restricted Stock scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

3. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Shares of Restricted Stock subject to this Award Agreement at any time, subject to the terms of the Plan. If so accelerated, such Shares of Restricted Stock will be considered as having vested as of the date specified by the Administrator.

4. Forfeiture Upon Termination of Status as a Service Provider. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any of its Subsidiaries or Parents, as applicable, governing the terms of this Award, if Participant ceases to be a Service Provider for any reason, the then-unvested Shares of Restricted Stock will thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company upon the date of such cessation and Participant will have no further rights thereto. Participant will not be entitled to a refund of the price paid for the Shares of Restricted Stock, if any, returned to the Company pursuant to this Section 4. Participant hereby appoints the Escrow Agent (as defined below) with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares to the Company upon such termination of service.

5. Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement, if Participant is then deceased, will be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of such transferee’s status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

6. Tax Obligations

(a) Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer or any Parent, Subsidiary or Affiliate of the Company to which Participant is providing services (together, the “Service Recipient(s)”), the ultimate liability for any tax and social insurance liability obligations and requirements in connection with the Shares of Restricted Stock, including, without limitation, (i) all federal, national, state, non-U.S. and local taxes (including Participant’s U.S. Federal Insurance Contributions Act (FICA) obligations and social liability insurance obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or release from escrow of the Shares of Restricted Stock, the filing of an 83(b) election with respect to the Shares of Restricted Stock, or the sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Shares of Restricted Stock (or release from escrow thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), are and remain Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Shares of Restricted Stock, including, but not limited to, the grant, vesting or release from escrow of the Shares of Restricted Stock, the filing of an 83(b) Election (as defined below) with respect to the Shares of Restricted Stock, the subsequent sale of Shares acquired pursuant to this Award Agreement and the receipt of any dividends or other distributions, or (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Shares of Restricted Stock to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction, Participant acknowledges that the applicable Service Recipient(s) (or former Service Recipient(s), as applicable) may be required to withhold or account for Withholding Obligations (as defined below) in more than one jurisdiction. Participant understands that Section 83 of the Code taxes as ordinary income the difference between the purchase price, if any, for the Shares and the fair market value of the Shares as of each vesting date. If Participant is a U.S. taxpayer, Participant understands that Participant may elect, for purposes of U.S. tax law, to be taxed at the time the Shares are granted rather than when such Shares vest by filing an election under Section 83(b) of the Code (the “83(b) Election”) with the IRS within thirty (30) days from the date of grant of the Restricted Stock Award. THE FORM FOR MAKING THIS 83(b) ELECTION IS ATTACHED TO THIS AGREEMENT AS EXHIBIT B AND PARTICIPANT (AND NOT THE COMPANY OR ANY OF ITS RESPECTIVE AGENTS) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM, EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS RESPECTIVE AGENTS TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

(b) Tax Withholding. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares of Restricted Stock may be released from the escrow established pursuant to Section 13, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of all Tax Obligations required to be withheld (the “Withholding Obligations”). When Shares of Restricted Stock are vested, Participant generally will recognize immediate U.S. taxable income (except in the case an 83(b) Election was timely filed) if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant will be subject to applicable taxes in his or her jurisdiction. Pursuant to such procedures as the Administrator may specify from time to time, the applicable Service Recipient(s) (or former Service Recipient(s)) will withhold the amount required to be withheld for the payment of Withholding Obligations which to the extent permitted under the Plan, may, in the discretion of the Administrator, be in excess of the minimum statutory required amount to be withheld, upon each date with respect to which the Administrator determines Withholding Obligations are due, including but not limited to, at grant, filing of a Section 83(b) Election, vesting, release from escrow or any other date with respect to which Withholding Obligations arise. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by Applicable Laws, by one or a combination of the following: (i) paying cash, (ii) having the Company withhold Shares otherwise releasable to Participant having a fair market value equal to the minimum amount necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect or the Company may require if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Net Share Withholding”), (iii) withholding the amount of such Withholding Obligations from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that Participant owns and that already have vested with a fair market value equal to the Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (v) selling a sufficient number of such Shares otherwise releasable to Participant, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount that is necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Sell to Cover”), or (vi) such other means as the Administrator deems appropriate. If the Withholding Obligations are satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued, and had released from escrow, the full number of vested Shares subject to this Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Withholding Obligations. To the extent determined appropriate by the Administrator in its discretion, the Administrator will have the right (but not the obligation) to satisfy any Withholding Obligations by Net Share Withholding. If Net Share Withholding is the method by which such Withholding Obligations are satisfied, the Company will not withhold on a fractional Share basis to satisfy any portion of the Withholding Obligations and, unless the Company determines otherwise, no refund will be made to Participant for the value of the portion of a Share, if any, withheld in excess of the Withholding Obligations. If a Sell to Cover is the method by which Withholding Obligations are satisfied, Participant agrees that as part of the Sell to Cover, additional Shares may be sold to satisfy any associated broker or other fees. Only whole Shares will be sold pursuant to a Sell to Cover. Any proceeds from the sale of Shares pursuant to a Sell to Cover that are in excess of the Withholding

Obligations and any associated broker or other fees will be paid to Participant in accordance with procedures the Company may specify from time to time. Until and unless determined otherwise by the Administrator, Sell to Cover will be the method by which such Withholding Obligations are satisfied (and for clarity, other than for any Withholding Obligations owed with respect to the filing of an 83(b) Election). For purposes of clarity and without limitation, by accepting this Award, Participant expressly consents to such Sell to Cover as the method by which Withholding Obligations are satisfied and agrees and acknowledges that Participant may not satisfy them by any means other than such Sell to Cover (and for clarity, provided that a Sell to Cover shall not apply for any Withholding Obligations owed with respect to the filing of an 83(b) Election), unless required to do so by the Administrator or pursuant to the Administrator’s express consent.

(c) Tax Consequences. Participant has reviewed with Participant’s own tax advisers the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

(d) Company’s Obligation to Release Shares. For clarification purposes, in no event will the Company release Shares from the escrow established pursuant to Section 13 unless and until arrangements satisfactory to the Administrator have been made for the payment of Participant’s Withholding Obligations. If Participant fails to make satisfactory arrangements for the payment of such Withholding Obligations hereunder at the time any applicable Shares of Restricted Stock otherwise are scheduled to vest pursuant to Sections 2 or 3, at the time Participant files a timely 83(b) Election with the IRS, or Participant’s Withholding Obligations otherwise become due, Participant permanently will forfeit such Shares of Restricted Stock to which Participant’s Withholding Obligation relates and any right to receive Shares thereunder and such Shares of Restricted Stock will be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may permanently refuse to issue or deliver the Shares if such Withholding Obligations are not delivered at the time they are due.

7. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account) or the Escrow Agent. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares. Except as provided in Section 13(f), after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

8. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE SHARES OF RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAWS IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.

9. Grant is Not Transferable. Except for the escrow described in Section 13 or transfer of the Shares to the Company or its assignees contemplated by this Award Agreement, and except to the limited extent provided in Section 5, the unvested Shares subject to this Award Agreement and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process until such Shares shall have vested in accordance with the provisions of this Award Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the unvested Shares subject to this Award Agreement, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, the then-unvested Shares of Restricted Stock will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereto.

10. Nature of Grant. In accepting this Award of Restricted Stock, Participant acknowledges, understands and agrees that:

(a) the grant of the Shares of Restricted Stock is voluntary and occasional and does not create any contractual or other right to receive future grants of Shares of Restricted Stock, or benefits in lieu of Shares of Restricted Stock, even if Shares of Restricted Stock have been granted in the past;

(b) all decisions with respect to future grants of Restricted Stock or other grants, if any, will be at the sole discretion of the Administrator;

(c) Participant is voluntarily participating in the Plan;

(d) the Shares of Restricted Stock are not intended to replace any pension rights or compensation;

(e) the Shares of Restricted Stock, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(f) the future value of the underlying Shares or Restricted Stock is unknown, indeterminable, and cannot be predicted with certainty;

(g) for purposes of the Shares of Restricted Stock, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent, Subsidiary or Affiliate of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Shares of Restricted Stock under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Restricted Stock Award (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law); and

(h) unless otherwise provided in the Plan or by the Administrator in its discretion, the Shares of Restricted Stock and the benefits evidenced by this Award Agreement do not create any entitlement to have the Shares of Restricted Stock or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares.

11. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisers regarding his or her participation in the Plan before taking any action related to the Plan.

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13. Escrow of Shares.

(a) All Shares of Restricted Stock will, upon execution of this Award Agreement, be delivered and deposited with an escrow holder designated by the Company (the “Escrow Holder”). The Shares of Restricted Stock will be held by the Escrow Holder until such time as the Shares of Restricted Stock vest or the date Participant ceases to be a Service Provider.

(b) The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Shares of Restricted Stock in escrow and while acting in good faith and in the exercise of its judgment.

(c) Upon Participant’s termination as a Service Provider for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the unvested Shares of Restricted Stock to the Company. Participant hereby appoints the Escrow Holder with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares of Restricted Stock to the Company upon such termination.

(d) The Escrow Holder will take all steps necessary to accomplish the transfer of Shares of Restricted Stock to Participant after they vest following Participant’s request that the Escrow Holder do so.

(e) Subject to the terms hereof, Participant shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon.

(f) In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change Participant in his or her capacity as owner of unvested Shares of Restricted Stock will be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. If Participant receives rights or warrants with respect to any unvested Shares of Restricted Stock, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

(g) The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Shares of Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Award Agreement.

14. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717, or at such other address as the Company may hereafter designate in writing.

15. Insider Trading Restrictions/Market Abuse Laws. In addition to all other restrictions set forth in the Plan or this Award Agreement, Participant is hereby notified that Participant may be subject to insider trading restrictions or market abuse laws, which may affect Participant’s ability to acquire or sell Shares or rights to Shares under the Plan during such time as Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participants acknowledges and agrees that it is Participant’s responsibility to comply with any applicable restrictions and Participant is advised to speak to Participant’s personal advisor on this matter.

16. Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.

17. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the U.S. Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or Participant’s estate) or the Escrow Holder hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Subject to the terms of this Award Agreement and the Plan, the Company will not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the Date of Grant of the Shares of Restricted Stock as the Administrator may establish from time to time for reasons of administrative convenience.

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19. Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement. Unless the context requires otherwise and subject to the foregoing interpretation rights and powers of the Administrator in this Section 19, the term “or” as used in this Award Agreement is not exclusive.

20. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Shares of Restricted Stock awarded under the Plan or future Shares of Restricted Stock that may be awarded under the Plan (including, without limitation, prospectuses required by the U.S. Securities and Exchange Commission) by electronic means or require Participant to participate in the Plan by electronic means (including, without limitation, all other documents that the Company is required to deliver to its security holders, such as annual reports and proxy statements). Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company. Participant agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify Participant by electronic means.

21. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

22. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that Participant has received an Award of Restricted Stock under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Administrator at any time.

23. Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock grant shall be subject to any global terms and conditions set forth in an appendix (if any) to this Award Agreement as well as any terms and conditions for any country whose laws are applicable to Participant and the Award of Shares of Restricted Stock (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Award Agreement.

24. Entire Agreement; Modifications. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including for clarity the exhibits, appendices, and addenda attached to the Notice of Grant) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. Participant expressly warrants that Participant is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement can be made only by approval of the Administrator memorialized in an express written instrument executed by a duly authorized signatory of the Company. Except as provided in this paragraph, no amendment to this Award Agreement may materially impair the rights of Participant unless mutually agreed between Participant and the Administrator, which agreement must be in writing signed by Participant and a duly authorized signatory of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with the Award of Shares of Restricted Stock.

25. No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

26. Governing Law; Severability. This Award Agreement and the Shares of Restricted Stock are governed by, and construed in accordance with, the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

27. Binding Terms. The terms, conditions, obligations, and requirements of this Award Agreement will apply as a condition of receiving and holding the Award without the need for any manual or other execution of this Award Agreement by Participant or the Company. Notwithstanding the foregoing, however, as a condition to holding the Award or the vesting or release of Shares subject to the Award, upon the Company’s request at any time, the Company may require Participant to manually or electronically sign this Award Agreement, if Participant has not already done so.

* * *

APPENDIX A

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

COUNTRY ADDENDUM TO RESTRICTED STOCK AWARD AGREEMENT

Unless otherwise defined herein, capitalized terms used in this Country Addendum will be ascribed the same defined meanings as set forth in this Award Agreement of which this Country Addendum forms a part (or the Plan or other written agreement as specified in this Award Agreement).

Terms and Conditions

This Country Addendum includes additional terms and conditions that govern the Award of Restricted Stock granted pursuant to the terms and conditions of the Plan and this Award Agreement to which this Country Addendum is attached to the extent Participant resides and/or works outside the United States. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the Award of Restricted Stock is granted, the Company, in its discretion, will determine to what extent the terms and conditions contained herein will apply to Participant.

Notifications

This Country Addendum also may include information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other Applicable Laws in effect in the respective countries as of [November 13], 2025. Such Applicable Laws often are complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Country Addendum as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in or receives or sells the Shares covered by the Shares of Restricted Stock.

In addition, the information contained in this Country Addendum is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Participant should seek appropriate professional advice as to how the Applicable Laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant currently is residing or working, transfers residence or employment to another country after the grant of the Shares of Restricted Stock, or is considered a resident of another country for local law purposes, the information in this Country Addendum may not apply to Participant in the same manner.

I.	GLOBAL PROVISIONS APPLICABLE TO PARTICIPANTS IN ALL COUNTRIES OTHER THAN THE UNITED STATES

1. Foreign Currency Exchange Considerations. Participant understands and agrees that neither the Company nor any Service Recipient shall be liable for any foreign currency exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the Shares of Restricted Stock, or of any amounts due to Participant under the Plan or as a result of the grant or vesting of Participant’s Shares of Restricted Stock or the subsequent sale of any Shares acquired under the Plan. Participant agrees and acknowledges that he or she will bear any and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. Participant acknowledges and agrees that Participant may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to his or her Shares of Restricted Stock and Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.

2. Nature of Grant. The following provisions supplement Section 11 of this Award Agreement:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; and

(b) no claim or entitlement to compensation or damages shall arise from forfeiture of the Shares of Restricted Stock resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Shares of Restricted Stock to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives Participant’s ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

3. Data Privacy. Participant hereby acknowledges the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request information about sharing, processing, and storage of Data and may exercise their rights with respect to the Data, which may include the right to terminate sharing, processing, and storage, by following instructions in the Company’s Personnel Privacy Notice or by contacting Participant’s local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.

Furthermore, if Participant resides and/or works in a member country of the European Union and/or the European Economic Area, including the United Kingdom, the following provisions supplement this Section 3:

To the satisfaction and on the direction of the Administrator all operations of the Plan and the Shares of Restricted Stock (at the time of grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Service Recipient, the Company and any Parent or Subsidiary, as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016. Participant has certain rights under data protection legislation as summarized below:

(a) Right of Access. Participant has the right to obtain from the Company and the Service Recipient confirmation as to whether or not Data concerning Participant is being processed, and, where that is the case, to request access to the Data, as well as certain information on how the Company is processing such data.

(b) Right to Rectification. Participant has the right to obtain from the Company or the Service Recipient the rectification of inaccurate Data concerning Participant. Considering the purpose of the processing, Participant may also, in some cases, be entitled to supplemental information regarding incomplete Data.

(c) Right to Erasure (Right to be Forgotten). Participant may, in certain circumstances, have his or her Data deleted, for example if Participant’s Data is no longer necessary in relation to the purpose for which it was collected, if Participant has objected to the processing of Data and the Company or the Service Recipient does not have a legitimate interest which outweighs Participant’s interest, if the Data has been processed unlawfully, or if the Data must be deleted to comply with a legal obligation.

(d) Right to Restriction of Processing. Participant may require that the Company or the Service Recipient restrict the processing of Participant’s Data in certain cases, for example where the Company no longer needs Participant’s Data but Participant needs it to determine, enforce or defend legal claims or Participant has objected to processing based on the Company’s legitimate interest in order to enable the Company to check if its interest overrides Participant interest.

(e) Right to Data Portability. In some circumstances, Participant may be entitled to receive the Data concerning Participant which Participant provided to the Company or the Service Recipient in a structured, commonly used and machine-readable format and Participant has the right to transmit those Data to another controller.

(f) Right to Object. Participant has the right to object to the processing of Participant’s Data in certain circumstances, for example where the processing is based on the Company’s legitimate interest. If so, in order to continue processing, the Company or the Service Recipient must be able to show compelling legitimate grounds that override Participant’s interests, rights and freedoms.

Participant’s rights will in each case be subject to the restrictions set out in applicable data protection laws. Further information on these rights, and the circumstances in which they may arise in connection with the Company’s processing of Participant’s Data, can be obtained by contacting Participant’s local human resources representative. If Participant wants to review, verify, correct or request erasure of Participant’s Data, object to the processing of Participant’s Data, or request that the Company or the Service Recipient transfer a copy of Participant’s Data to another party, please contact Participant’s local human resources representative.

The Company agrees to ensure that Data transferred outside the European Economic Area will be done pursuant to a lawful transfer mechanism (for example, European Commission approved model contract clauses). The Company or the Service Recipient will separately provide Participant with information in a data privacy notice on the collection, processing and transfer of their Data, including the grounds for processing.

If Participant has any grievance, issue or problem in respect of the handling or processing of Participant’s Data in any way, Participant has the right to lodge a complaint to the competent data protection authority. The list of national data protection authorities for each country in the European Union and their contact details are available at: https://ec.europa.eu/justice/article-29/structure/data-protection-authorities/index_en.htm.

4. Language. Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Award Agreement. Furthermore, if Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

II.	COUNTRY-SPECIFIC PROVISIONS APPLICABLE TO PARTICIPANTS SUBJECT TO THE LAWS OF THE COUNTRIES INCLUDED BELOW

[Applicable jurisdiction specific provisions to be added at time of grant.]

EXHIBIT B

FORM OF SECTION 83(B) ELECTION

IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, THE FILING OF SUCH ELECTION IS YOUR RESPONSIBILITY.

THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT.

YOU MUST FILE THIS FORM WITHIN 30 DAYS OF PURCHASING THE SHARES.

YOU (AND NOT THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR FILING SUCH FORM WITH THE IRS, EVEN IF YOU REQUEST THE COMPANY, ITS AGENTS OR ANY OTHER PERSON TO MAKE THIS FILING ON YOUR BEHALF AND EVEN IF THE COMPANY, ANY

OF ITS AGENTS OR ANY OTHER PERSON PREVIOUSLY MADE THIS FILING ON YOUR BEHALF.

The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See <www.irs.gov>.

ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer (the “Taxpayer”) hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in Taxpayer’s gross income, the amount of any compensation taxable to Taxpayer in connection with Taxpayer’s receipt of the property described below:

1.	The name, address, identification number and taxable year of the undersigned are:

Name of Taxpayer:

Name of Spouse (if applicable):

Taxpayer’s Address:

Taxpayer Identification No. of Taxpayer:
Taxpayer Identification No. of Spouse (if applicable):	See below

Taxable Year for which this election is being made:	See below (if applicable)

2.	The property which is the subject of this election is: shares of the Common Stock (the “Shares”) of Accuray Incorporated, a Delaware corporation (the “Company”).

3.	The date on which the property was transferred to the undersigned is: .

4.

The property is subject to the following restrictions: The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the undersigned and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.	The fair market value of such property at the time of transfer is (determined without regard to any restriction other than a restriction which by its terms will never lapse): .

6.	The amount (if any) paid for such property: .

The Taxpayer has submitted a copy of this statement to the Company for whom the services were performed in connection with the Taxpayer’s receipt of the above-described property. The Taxpayer is the person performing the services in connection with the transfer of said property.

The undersigned understand(s) that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: X

TAXPAYER:	TAXPAYER SPOUSE (IF APPLICABLE):

X	X
(Signature)	(Signature (if applicable))

X	X
(Taxpayer Identification No.)	(Taxpayer Identification No. (if applicable))